Exhibit 77Q1(e)(1) to ACAAP 07.31.2013 NSAR

Management Agreement between American Century Asset Allocation Portfolios, Inc. and American Century Investment Management, Inc., effective July 31, 2013, filed as Exhibit d3 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant filed on Form N-1A on July 30, 2013, File No. 333-116351, and incorporated herein by reference.